UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2017

LYONDELLBASELL INDUSTRIES N.V.

(Exact Name of Registrant as Specified in Charter)

The Netherlands	001-34726	98-0646235
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1221 McKinney St. Suite 300 Houston, Texas USA 77010	4th Floor, One Vine Street London W1J0AH The United Kingdom	Delftseplein 27E 3013 AA Rotterdam The Netherlands
(Addresses of principal executive offices)

(713) 309-7200	+44 (0)207 220 2600	+31 (0)10 275 5500
(Registrant’s telephone numbers, including area codes)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Compensatory Arrangements

On February 16, 2017, the Supervisory Board (the “Board”) of LyondellBasell Industries N.V. (the “Company”), acting upon the recommendation of the Compensation Committee, approved changes to the compensation programs for the executive officers named in the Company’s proxy statement (the “NEOs”) and certain other executive officers.

Changes to Short-Term Incentive Awards for 2017

The Company’s Short-Term Incentive (“STI”) awards provide executive officers the opportunity to earn an annual cash bonus based on Company and individual performance. The changes to the STI awards for 2017 simplify the determination of how much of the target award the executive officers may earn.

As described in the Compensation Discussion and Analysis section of the Company’s 2016 proxy statement, executives’ STI awards were previously determined based on Company performance and the performance of award units that represent the business unit(s) or function(s) for which the executive officers are responsible. Executive officers could earn from 0 to 200% of their target awards based on the Company’s and award unit(s)’ performance. The awards also had an individual performance component in the form of a personal modifier. The modifier ranges from 0 to 1.5 and is multiplied against the earned percentage, resulting in a total payout ranging from 0 to 300% of target.

Beginning with the 2017 STI awards, the earned percentage of the target award for the NEOs and other executive officers will be determined solely on Company performance and the individual modifier. Award unit performance will no longer be used in the determination of the executive officers’ awards.

Under the new awards, Company performance will be based on the same measures as in prior years. However, the weighting of those measures will now be as follows: Business results (weighted 60%); Costs (weighted 20%); and HSE performance (weighted 20%). As in prior years, payouts for each of these measures can range from 0 to 200% and will be based on the Compensation Committee’s determination of the Company performance under each measure. The individual performance component is unchanged.

Changes to Long-Term Incentive Awards

The components of the Company’s Long-Term Incentive (“LTI”) awards for 2017 are unchanged from prior years and continue to consist of restricted stock units (“RSUs”) representing 25% of the total grant value; performance share units (“PSUs”) representing 50% of the total grant value; and non-qualified stock-options representing 25% of the total grant value.

Beginning in 2017, the performance measure for the PSUs, which are earned over a three-year performance period, will be total shareholder return (“TSR”) relative to the S&P 500 Chemicals Index. The PSU payouts will increase or decrease from the target award based on the Company’s relative TSR performance in the index group over the three-year period. Depending on the Company’s relative performance, the payout can range from 0 to 200% of the target.

Amendment of Long-Term Incentive Plan (“LTIP”) and Form of LTI Award Agreements

Effective as of February 16, 2017, the 2010 Long-Term Incentive Plan was amended and restated and renamed the “2017 Long-Term Incentive Plan.” The LTIP allows for grants of share and cash-based awards to employees and directors of the Company. Share-based awards that may be granted under the LTIP include stock options, stock appreciation rights, restricted stock, restricted stock units, performance share units and shares of stock. The LTIP provides that all grants under the LTIP will be on the terms and conditions as determined by the Compensation Committee and included in award agreements approved by the Compensation Committee.

The amendments to the LTIP include the deletion of outdated and obsolete provisions relating to grants made in connection with the Company’s emergence from bankruptcy proceedings in April 2010 and clarification that tax withholdings by the Company upon exercise or vesting of awards are no longer restricted to “minimum statutory” withholding amounts. No changes to the persons eligible to receive awards, the types of awards, the number of awards, the method for determining the exercise prices for options, the expiration date of the LTIP or any other changes that could be deemed to be material revisions were made. As such, shareholder approval was not required.

Certain ministerial changes to the form of award agreements for the LTI awards also were approved. The changes include amending the award agreements to provide that the Company will automatically withhold shares in settlement of withholding tax requirements upon vesting unless it not able to do so, in which case no shares will be delivered unless such tax obligations have been paid by the participant.

Supervisory Director Terms

Information about Supervisory Directors’ terms is included below under Item 8.01 and incorporated by reference into this Item 5.02.

Item 8.01	Other Events

On February 16, 2017, the Board approved, upon the recommendation of the Nominating & Governance Committee, certain revisions to the Company’s Corporate Governance Guidelines and the Rules of the Supervisory Board. The changes to these documents are a result of the Supervisory Board’s decision that, beginning with the 2017 annual meeting of shareholders, all members of the Supervisory Board will be elected annually. Members of the Supervisory Board have previously been elected in classes, with each class of directors elected for a term of three years.

The amendments to the Corporate Governance Guidelines and the Rules of the Supervisory Board specify that beginning with the annual meeting in 2017, all directors will be elected for a term of one year.

Additionally, the Rules of the Supervisory Board were amended to state that the size of the Supervisory Board will be no less than three and no more than twelve members. The Rules had previously provided for a maximum size of eleven directors.

In connection with the decision to declassify the Supervisory Board beginning with the 2017 annual meeting of shareholders, certain members of our Supervisory Board have agreed to relinquish the remaining length of their three-year terms at the annual meeting scheduled for May 2017.

Robin Buchanan, Steve Cooper, Bob Gwin and Bella Goren are all currently Class II directors and were elected by shareholders at the annual meeting in 2015 for a term of three years, expiring at the 2018 annual meeting. Jacques Aigrain, Bruce Smith, Nance Dicciani and Lincoln Benet are all Class III directors that were elected by shareholders in 2016 to serve until 2019. Because of the Supervisory Board’s decision to elect all directors for a term of one year, these Class II and Class III directors agreed that they will forego the remaining time left in their terms as of the 2017 annual meeting when they will be nominated for election for a term of one year.

The Company’s Corporate Governance Guidelines and the Rules of the Supervisory Board can be found on the Company’s website at www.lyb.com.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

10.1	LyondellBasell Industries 2017 Long Term Incentive Plan

10.2	Form of Restricted Stock Unit Agreement

10.3	Form of Performance Share Unit Agreement

10.4	Form of Non-Qualified Stock Option Agreement

10.5	Corporate Governance Guidelines

10.6	Rules of the Supervisory Board

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LYONDELLBASELL INDUSTRIES N.V.

Date: February 23, 2017	By:	/s/ Jeffrey Kaplan
Jeffrey A. Kaplan
Executive Vice President

Exhibit Index

Exhibit Number	Description

10.1	LyondellBasell Industries 2017 Long Term Incentive Plan

10.2	Form of Restricted Stock Unit Agreement

10.3	Form of Performance Share Unit Agreement

10.4	Form of Non-Qualified Stock Option Agreement

10.5	Corporate Governance Guidelines

10.6	Rules of the Supervisory Board